EXHIBIT INDEX

EXHIBIT NAME

VOLUNTARY PETITION, OFFICIAL FORM 1, 9/97, FORM B1, UNITED STATES BANKRUPTCY COURT, CENTRAL DISTRICT OF CALIFORNIA